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                       Securities and Exchange Commission

                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 14, 1999

                       MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)

          Iowa                          1-9874                   94-2213782
   ----------------------         ----------------          -------------------
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                Number)              Identification No.)


            666 Grand Avenue, Des Moines, Iowa                      50309
         ----------------------------------------                ----------
         (Address of principal executive offices)                (Zip Code)

          Registrant's Telephone Number, including area code: (515) 242-4000
                                                              --------------


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.  Other Events.

         On August 18, 1999, the Board of Directors of MidAmerican Energy Holdings Company (the "Registrant") authorized the amendment and restatement of the Rights Agreement, dated March 12, 1999 (the "Original Rights Agreement"), between the Registrant and ChaseMellon Shareholder Services, L.L.C., as rights agent (the "Rights Agent"), resulting in the Amended and Restated Rights Agreement, dated as of September 14, 1999 (the "Amended Rights Agreement"), between the Registrant and the Rights Agent. The Amended Rights Agreement was adopted in the normal course of updating and extending the Original Rights Agreement which was scheduled to expire on November 30, 1999, and not in response to any acquisition proposal.

         In the Amended Rights Agreement, the Registrant has extended the expiration date of its rights plan to September 14, 2009, and has amended the rights plan to reflect currently prevailing shareholder rights plan terms. These amendments include, without limitation, the following: (a) the threshold level of beneficial ownership of the Registrant's common stock which triggers the exercisability of the Rights, the "flip-in" feature of the Rights and the "flip-over" feature of the Rights has been reduced from 20% to 15%; (b) the threshold level of beneficial ownership of the Registrant's common stock sought in a tender offer or exchange offer that triggers the exercisability of the Rights has been reduced from 30% to 15%; and (c) the exercise price of the Rights has been increased from $52 to $140.

         A copy of the Amended Rights Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such
Exhibit 2.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:

         The following exhibits are filed as part of this report:

         2. Amended and Restated Rights Agreement, dated as of September 14, 1999, between MidAmerican Energy Holdings Company and ChaseMellon Shareholder Services, L.L.C., as rights agent, which includes as Exhibit A the form of the Amended and Restated Articles of Amendment to the Company's Amended and Restated Articles of Incorporation, as Exhibit B the form of Rights Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Stock pursuant to the Rights Agreement.

         99.      Form of Press Release, dated September 14, 1999.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDAMERICAN ENERGY HOLDINGS
                                        COMPANY



                                         By: /s/ Steven A. McArthur
                                            ------------------------------------
                                            Name: Steven A. McArthur
                                            Title:  Sr. Vice President and
                                                    Secretary





Dated as of September 14, 1999




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                                  Exhibit Index


Exhibit No.       Description
-----------       -----------

         2. Amended and Restated Rights Agreement, dated as of September 14, 1999, between MidAmerican Energy Holdings Company and ChaseMellon Shareholder Services, L.L.C., as rights agent, which includes as Exhibit A the form of the Amended and Restated Articles of Amendment to the Company's Amended and Restated Articles of Incorporation, as Exhibit B the form of Rights Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Stock pursuant to the Rights Agreement.

         99.      Form of Press Release, dated September 14, 1999.